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                                                                    EXHIBIT 12.1





                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Koninklijke Luchtvaart Maatschappij N.V. (KLM Royal Dutch Airlines) (the "COMPANY") on Form 20-F for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Leo M. van Wijk, President & Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



June 12, 2003




LEO M. VAN WIJK


-----------------------------------
Leo M. van Wijk
President & Chief Executive Officer